Capital Leases	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
CAPITAL LEASES
13.	CAPITAL LEASES

The Company was obligated under certain capital leases for telemedicine equipment which expired in 2020 (Note 7). The implicit interest rates on these leases were approximately 20.0%. These leases were secured by the related equipment. As of December 31,2019, the remaining lease payments under capital leases which reflect the present value of future minimum lease payments was less than $0.1 million. The remaining lease payments as of December 31, 2019 had maturity dates in 2020 and, therefore, were presented as current liabilities. All capital lease agreements were paid out in 2020.